UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 11, 2002


                            OREGON STEEL MILLS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       1-9887                 94-0506370
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)           Identification No.)


1000 SW BROADWAY, SUITE 2200, PORTLAND, OREGON                        97205
   (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (503) 223-9228



                                    NO CHANGE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 10, 2002, Oregon Steel Mills, Inc. (the "Company") announced that it had priced an offering of $305 million of Senior First Mortgage Notes due 2009, at 98.772% with an interest rate of 10 percent. These notes are being offered in a private offering to qualified institutional buyers in the United States and to non-U.S. persons outside the United States. The Company's press release announcing the proposed offering is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         99.1     Press release dated July 10, 2002.

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                                  EXHIBIT INDEX


EXHIBIT       DESCRIPTION
-------       -----------

99.1          Press release dated July 10, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 11, 2002.


                                            OREGON STEEL MILLS, INC.



                                            By   /s/ Jeff S. Stewart
                                                 -------------------------------
                                                 Jeff S. Stewart
                                                 Corporate Controller


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